UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2022

The GEO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-14260	65-0043078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 893-0101

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 19, 2022 (the “Transaction Date”), The GEO Group, Inc. (the “Company”) consummated a comprehensive series of transactions to address its nearer-term debt maturities (the “Transactions”) and entered into a series of agreements to evidence the Transactions:

Amendment No. 4 and Amendment No. 5 to Existing Credit Agreement

In connection with the Transactions, (i) the Company and GEO Corrections Holdings, Inc. (“Corrections”), as borrowers (the “Borrowers”), certain lenders (the “Consenting Lenders”) and BNP Paribas, as the existing administrative agent (the “Existing Administrative Agent”) under the Company’s existing senior secured credit agreement (the “Existing Credit Agreement”), entered into Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of August 19, 2022 (“Amendment No. 4”), and (ii) the Borrowers, certain subsidiaries of the Borrowers (the “Credit Facility Guarantors”), the Consenting Lenders, the Existing Administrative Agent, Alter Domus Products Corp., as the new administrative agent for the lenders under the amended existing credit agreement (in such capacity, the “Amended Credit Agreement Administrative Agent”), and Alter Domus Products Corp., as the administrative agent for the lenders under the Exchange Credit Agreement (as defined below) (in such capacity, the “Exchange Credit Agreement Administrative Agent”), entered into Amendment No. 5 to Third Amended and Restated Credit Agreement, dated as of August 19, 2022 (“Amendment No. 5,” and the Existing Credit Agreement as amended by Amendment No. 4 and Amendment No. 5, the “Amended Credit Agreement”).

Pursuant to Amendment No. 4, the Borrowers and the Consenting Lenders amended the Existing Credit Agreement to permit the consummation of the Exchange Offers and Consent Solicitations described below. Pursuant to Amendment No. 5, (i) the Existing Administrative Agent was replaced as administrative agent under the Amended Credit Agreement with the Amended Credit Agreement Administrative Agent, (ii) the Borrowers and the Consenting Lenders agreed to amend the Existing Credit Agreement as set forth therein, (iii) the Company agreed to purchase the revolving credit commitments of certain Consenting Lenders under the Existing Credit Agreement and exchange such revolving credit commitments with revolving credit commitments under the Exchange Credit Agreement, (iv) certain Consenting Lenders holding such revolving credit commitments agreed to exchange their revolving credit loans and related obligations for cash, tranche 2 term loans under the Exchange Credit Agreement (“Tranche 2 Loans”) and tranche 3 term loans under the Exchange Credit Agreement (“Tranche 3 Loans”), (v) certain Consenting Lenders holding such revolving credit commitments agreed to assign their revolving credit loans and related obligations to certain other Consenting Lenders (who then agreed to exchange such assigned revolving credit loans and related obligations for tranche 1 term loans under the Exchange Credit Agreement (“Tranche 1 Loans”)) and exchange the remainder of such revolving credit loans and related obligations for cash, Tranche 2 Loans and/or Tranche 3 Loans, (vi) the Company agreed to purchase the term loans of certain Consenting Lenders under the Existing Credit Agreement and exchange such term loans with Tranche 1 Loans or a combination of Tranche 1 Loans and cash, and (vii) all letters of credit outstanding under the Existing Credit Agreement were deemed issued and outstanding under the Exchange Credit Agreement and no longer outstanding under the Existing Credit Agreement.

After giving effect to Amendment No. 4 and Amendment No. 5 and the transactions described therein, approximately $87 million in aggregate principal amount of revolving credit commitments and approximately $102 million in aggregate principal amount of term loans remain outstanding under the Amended Credit Agreement. The Credit Facility Guarantors continue to guarantee the obligations in respect of the commitments and loans under the Amended Credit Agreement, and the collateral securing the Borrowers’ and the Credit Facility Guarantors’ obligations in respect of the commitments and loans under the Existing Credit Agreement prior to the effectiveness of the Transactions (the “Common Collateral”) continues to secure the Borrower’s and the Credit Facility Guarantors’ obligations in respect of the commitments and loans under the Amended Credit Agreement after giving effect to the Transactions. Revolving credit loans under the Amended Credit Agreement will continue to bear interest at a per annum rate equal to LIBOR (with no LIBOR floor) plus 1.50% to 2.50%, and the Borrowers will continue to pay a fee in respect of unused revolving commitments under the Amended Credit Agreement at a per annum rate of 0.25% to 0.30%, in each case depending on the Company’s total leverage ratio as of the most recent determination date. Term loans under the Amended Credit Agreement will continue to bear interest at a per annum rate equal to LIBOR (subject to a floor of 0.75%) plus 2.00%. The revolving credit commitments under the Amended Credit Agreement terminate on May 17, 2024, and the term loans under the Amended Credit Agreement mature on March 23, 2024. The representations and warranties and affirmative and negative covenants in the Amended Credit Agreement were amended so that the representations and warranties and affirmative and negative covenants in the Exchange Credit Agreement are incorporated by reference into the Amended Credit Agreement.

On the Transaction Date, the Company had approximately $75 million of revolving credit loans outstanding under the remaining revolving credit commitments under the Existing Credit Agreement.

The foregoing summary of Amendment No. 4 and Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the complete terms of Amendment No. 4 and Amendment No. 5, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

New Exchange Credit Agreement

In connection with the Transactions, the Borrowers, the Consenting Lenders and the Exchange Credit Agreement Administrative Agent entered into a Credit Agreement, dated as of August 19, 2022 (the “Exchange Credit Agreement”), to, among other things, evidence and govern the exchanged revolving credit commitments (the “Exchange Revolving Credit Facility”), Tranche 1 Loans, Tranche 2 Loans and Tranche 3 Loans described above. On the Transaction Date, after giving effect to the Transactions, the aggregate principal amount of revolving credit commitments under the Exchange Revolving Credit Facility was approximately $187 million (including a $175 million letter of credit subfacility), the aggregate principal amount of the Tranche 1 Loans was approximately $857 million, the aggregate principal amount of the Tranche 2 Loans was approximately $237 million and the aggregate principal amount of the Tranche 3 Loans was approximately $45 million.

Revolving credit loans under the Exchange Revolving Credit Facility bear interest at a per annum rate equal to Term Secured Overnight Financing Rate (“SOFR”) (subject to a 0.75% floor) plus between 2.25% and 3.25%, and the Borrowers will pay a fee in respect of unused revolving commitments under the Exchange Revolving Credit Facility at a per annum rate of 0.25% to 0.30%, in each case depending on the Company’s total leverage ratio as of the most recent determination date. Tranche 1 Loans bear interest at a per annum rate equal to Term SOFR (subject to a 0.75% floor) plus 7.125%, Tranche 2 Loans bear interest at a per annum rate equal to Term SOFR (subject to a 0.75% floor) plus 6.125% and Tranche 3 Loans bear interest at a per annum rate equal to Term SOFR (subject to a 0.75% floor) plus 2.00%. At any time after the earlier of (x) February 19, 2024, solely in the event that no 2023 Notes (defined below) or 2024 Notes (defined below) remain outstanding at such time, and (y) November 1, 2024, (i) if the Company’s first lien leverage ratio is less than 1.50:1.00 at such time, then the interest rate margin on Tranche 1 Loans and Tranche 2 Loans will be reduced by 0.25%, and (ii) if the Company has achieved a public corporate credit rating of at least B3 or B-, as applicable (in any case with a stable or better outlook), from any two of S&P, Moody’s and Fitch, then the interest rate margin on Tranche 1 Loans and Tranche 2 Loans will be reduced by 0.25%, resulting in a total reduction in the interest rate margin on Tranche 1 Loans and Tranche 2 Loans of 0.50% if both conditions set forth in clauses (i) and (ii) are satisfied. If, following any reduction in the interest rate margin in accordance with the previous sentence, the condition giving rise to such reduction is no longer satisfied as of the last day of the Company’s most recently ended fiscal quarter, such interest rate margin reduction will no longer apply unless and until such condition is satisfied again.

Loans under the Exchange Revolving Credit Facility may not be borrowed if, at the time of and immediately after giving pro forma effect to such extension of credit and any planned future expenditures entered into or expected to be made or payments on indebtedness required to be made, in each case within 60 days of such extension of credit, domestic unrestricted cash for the Company and its restricted subsidiaries exceeds $234 million. Tranche 1 Loans amortize at a rate of 1.25% per quarter, and Tranche 3 Loans amortize at a rate of 0.25% per quarter. Tranche 2 Loans are not subject to amortization. Mandatory prepayments of loans under the Exchange Credit Agreement are required in respect of certain casualty and asset sale proceeds, excess cash flow and domestic unrestricted cash in excess of $234 million as of the last day of any fiscal quarter, subject to certain thresholds and exceptions. Voluntary prepayments of Tranche 2 Loans, Tranche 3 Loans and loans under the Exchange Revolving Credit Facility may be made by the Borrowers at any time without premium or penalty (subject to reimbursement for customary breakage expenses). Voluntary prepayments of Tranche 1 Loans and any prepayments of Tranche 1 Loans required in connection with any acceleration of the maturity thereof require payment of a premium equal to (i) a customary “make whole” amount if made prior to the first anniversary of the Transaction Date, (ii) 3.00% of the principal amount prepaid or required to be prepaid if made on or after the first anniversary but prior to the second anniversary of the Transaction Date, and (iii) 2.00% of the principal amount prepaid or required to be prepaid if made on or after the second anniversary but prior to the third anniversary of the Transaction Date.

The revolving credit commitments under the Exchange Revolving Credit Facility terminate, and the Tranche 1 Loans and Tranche 2 Loans mature, in each case on the earliest of (i) March 23, 2027, and (ii) in the event that an aggregate principal amount equal to or greater than $100,000,000 of any Specified Senior Note (defined below) remains outstanding on the Springing Maturity Date (defined below) applicable thereto, such Springing Maturity Date, it being understood that Specified Senior Notes are not outstanding to the extent the Company or Corrections, as applicable, shall have deposited or caused to be deposited funds into a customary irrevocable escrow in an amount sufficient to pay or redeem such Specified Senior Notes in full on the maturity date thereof, where “Specified Senior Notes” refers to each of the 2026 Notes (defined below) and the Company’s 6.500% Exchangeable Senior Notes due 2026 (the “2026 Exchangeable Senior Notes”), and “Springing Maturity Date” means the date that is 91 days prior to the stated maturity date of the 2026 Notes or the 2026 Exchangeable Senior Notes, as applicable. The Tranche 3 Loans mature on March 23, 2024.

The Exchange Credit Agreement contains certain customary representations and warranties, affirmative covenants and negative covenants, including restrictions on the ability of the Company and its restricted subsidiaries to, among other things, (i) create, incur or assume any indebtedness, (ii) create, incur, assume or permit liens, (iii) make loans and investments, (iv) engage in mergers, acquisitions and asset sales, (v) make certain restricted payments, (vi) issue, sell or otherwise dispose of capital stock, (vii) engage in transactions with affiliates, (viii) cancel, forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value any senior notes, except as permitted, (ix) engage in other businesses, except as permitted, and (x) materially impair the security interests securing the obligations under the Exchange Credit Agreement. The Exchange Credit Agreement also contains certain financial covenants, including a maximum total leverage ratio covenant of 6.25:1.00, a maximum first lien leverage ratio covenant of 3.50:1.00, a minimum interest coverage ratio covenant of 1.50:1.00 and a cap of $55 million on the amount of unrestricted cash that the Company’s foreign subsidiaries may hold as of the last day of any fiscal quarter. In addition, the Exchange Credit Agreement restricts the Company from electing to be taxed as a real estate investment trust under the Internal Revenue Code. The Exchange Credit Agreement also contains certain customary events of default.

The Credit Facility Guarantors guarantee the obligations in respect of the commitments and loans under the Exchange Credit Agreement. The obligations of the Borrowers and the Credit Facility Guarantors in respect of the Exchange Credit Agreement are secured by first-priority liens on the Common Collateral securing the obligations under the Amended Credit Agreement and, other than with respect to the Tranche 3 Loans, first-priority liens on certain additional assets of the Borrower and the Credit Facility Guarantors (the “Exclusive Collateral”), including real property interests with respect to which the Exchange Credit Agreement requires the execution and delivery of a mortgage but with respect to which the Amended Credit Agreement does not. The rights of the secured parties under the Amended Credit Agreement and the Exchange Credit Agreement in respect of the Common Collateral are governed by a First Lien Pari Passu Intercreditor Agreement (the “First Lien Pari Passu Intercreditor Agreement”), dated as of August 19, 2022, among the Amended Credit Agreement Administrative Agent, the Exchange Credit Agreement Administrative Agent and each additional senior representative party thereto from time to time, and acknowledged by the Borrower and the Credit Facility Guarantors.

The foregoing summary of the Exchange Credit Agreement and the First Lien Pari Passu Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Exchange Credit Agreement and the First Lien Pari Passu Intercreditor Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

Issuance of Senior Second Lien Secured Notes

On August 19, 2022, in connection with the settlement of the previously announced exchange offers and consent solicitations (the “Exchange Offers and Consent Solicitations”), the Company issued $286,521,000 aggregate principal amount of 10.500% Second Lien Secured Notes due 2028 (the “New Registered Notes”) and $239,142,000 aggregate principal amount of 9.500% Second Lien Secured Notes due 2028 (the “New Private Notes”).

The New Registered Notes were issued in connection with the Company’s previously announced offer to exchange (the “Exchange Offers”) $286,521,000 aggregate principal amount of New Registered Notes for $133,541,000 aggregate principal amount of the Company’s 5.125% Senior Notes due 2023 (the “2023 Notes”) and $202,040,000 aggregate principal amount of the Company’s 5.875% Senior Notes due 2024 (the “2024 Notes”) pursuant to the terms and conditions set forth in the Company’s prospectus, dated August 16, 2022 (the “Prospectus”).

The New Private Notes were issued in a private placement (the “Private Exchange”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to accredited investors in accordance with Rule 4(a)(2) under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act. In connection with the Private Exchange, $239,142,000 aggregate principal amount of the Company’s 6.000% Senior Notes due 2026 (the “2026 Notes” and together with the 2023 Notes and the 2024 Notes, the “Old Notes”) were exchanged for $239,142,000 aggregate principal amount of New Private Notes.

Issuance of 10.500% Senior Second Lien Secured Notes due 2028

The Company issued $286,521,000 aggregate principal amount of New Registered Notes pursuant to an Indenture, dated as of August 19, 2022 (the “Registered Notes Indenture”), among the Company, the guarantors named therein (the “Guarantors”) and Ankura Trust Company, LLC, as trustee and second lien collateral trustee (in such capacities, the “Trustee” and “Second Lien Collateral Trustee,” as applicable).

The New Registered Notes will initially be fully and unconditionally guaranteed (collectively, the “Registered Notes Guarantees”) by each of the Company’s Restricted Subsidiaries (as defined in the Registered Notes Indenture) that has guaranteed its obligations under the Exchange Credit Agreement and may be guaranteed by additional subsidiaries as described in the Registered Notes Indenture.

The New Registered Notes and the Registered Notes Guarantees are secured on a second-priority basis by the same collateral (the “Collateral”) that secures the obligations under the Exchange Credit Agreement in accordance with the terms of the Registered Notes Indenture and the Second Lien Collateral Trust Agreement, dated as of August 19, 2022 (as amended, supplemented or otherwise modified, the “Second Lien Collateral Trust Agreement”), among the Company, the Guarantors, the Second Lien Collateral Trustee and the Trustee. The Second Lien Collateral Trust Agreement sets forth therein the relative rights of the second-lien secured parties with respect to the Collateral and covering certain other matters relating to the administration of security interests. The Second Lien Collateral Trust Agreement generally controls substantially all matters related to the interest of the second-lien secured parties in the Collateral, including with respect to directing the Second Lien Collateral Trustee, distribution of proceeds and enforcement.

The New Registered Notes are also subject to the terms of the First Lien/Second Lien Intercreditor Agreement (the “First Lien/Second Lien Intercreditor Agreement”), dated August 19, 2022, among the Amended Credit Agreement Administrative Agent, the Exchange Credit Agreement Administrative Agent, each additional senior representative party thereto from time to time and the Second Lien Collateral Trustee and acknowledged by the Company and the Guarantors, and, in connection with the Exchange Offers and Consent Solicitations, the Second Lien Collateral Trustee entered into the First Lien/Second Lien Intercreditor Agreement with respect to the New Registered Notes and the New Private Notes. The First Lien/Second Lien Intercreditor Agreement restricts the actions permitted to be taken by the Second Lien Collateral Trustee with respect to the Collateral on behalf of the holders of the New Registered Notes and the New Private Notes, and the Second Lien Collateral Trustee, on behalf of itself and the holders of the New Registered Notes and the New Private Notes, agreed to limit certain other rights with respect to the Collateral during any insolvency proceeding.

The New Registered Notes bear interest at a rate of 10.500% per year, accruing from August 19, 2022. Interest on the New Registered Notes is payable semiannually in arrears on June 30 and December 31 of each year, beginning on December 31, 2022. The New Registered Notes will mature on June 30, 2028, subject to earlier repurchase or redemption in accordance with the terms of the Registered Notes Indenture.

The Company may redeem some or all of the New Registered Notes at any time upon not less than 10 nor more than 60 days’ notice, at a price equal to (a) 103% of the principal amount of the New Registered Notes redeemed, if redeemed prior to August 19, 2023, (b) 102% of the principal amount of the New Registered Notes redeemed, if redeemed on or after August 19, 2023, but prior to August 19, 2024, (c) 101% of the principal amount of the New Registered Notes redeemed, if redeemed on or after August 19, 2024, but prior to August 19, 2025 or (d) 100% of the principal amount of the New Registered Notes redeemed, if redeemed on or after August 19, 2025, in each case plus accrued and unpaid interest, if any, to, but not including, the redemption date and a make-whole premium set forth in the Registered Notes Indenture. If the Company experiences certain change of control events, the Company must offer to repurchase the New Registered Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The Registered Notes Indenture contains covenants that, among other things, restrict the Company’ ability and the ability of its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock, make certain dividend payments, distributions, investments and other restricted payments, sell certain assets, agree to any restrictions on the ability of its restricted subsidiaries to make payments to the Company, create certain liens, merge, consolidate or sell all or substantially all of their assets and enter into certain transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications as described in the Registered Notes Indenture.

The foregoing summary of the Registered Notes Indenture, the New Registered Notes, the Second Lien Collateral Trust Agreement and the First Lien/Second Lien Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Registered Notes Indenture, the New Registered Notes, the Second Lien Collateral Trust Agreement and the First Lien/Second Lien Intercreditor Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Issuance of 9.500% Senior Second Lien Secured Notes due 2028

The Company issued $239,142,000 aggregate principal amount of New Private Notes pursuant to an Indenture, dated as of August 19, 2022 (the “Private Notes Indenture”), among the Company, the Guarantors, the Trustee and the Second Lien Collateral Trustee.

The New Private Notes will initially be fully and unconditionally guaranteed (collectively, the “Private Notes Guarantees”) by each of the Company’s Restricted Subsidiaries (as defined in the Registered Notes Indenture) that has guaranteed its obligations under the Exchange Credit Agreement and may be guaranteed by additional subsidiaries as described in the Registered Notes Indenture.

The New Private Notes and Private Notes Guarantees are subject to the terms of the Second Lien Collateral Trust Agreement and the First Lien/Second Lien Intercreditor Agreement described above on the same terms as the New Registered Notes.

The New Private Notes bear interest at a rate of 9.500% per year, accruing from August 19, 2022. Interest on the New Private Notes is payable semiannually in arrears on June 30 and December 31 of each year, beginning on December 31, 2022. The New Private Notes will mature on December 31, 2028, subject to earlier repurchase or redemption in accordance with the terms of the Private Notes Indenture.

The Company may redeem some or all of the New Private Notes at any time upon not less than 10 nor more than 60 days’ notice, at a price equal to (a) 103% of the principal amount of the New Private Notes redeemed, if redeemed prior to August 19, 2023, (b) 102% of the principal amount of the New Private Notes redeemed, if redeemed on or after August 19, 2023, but prior to August 19, 2024, (c) 101% of the principal amount of the New Private Notes redeemed, if redeemed on or after August 19, 2024, but prior to August 19, 2025 or (d) 100% of the principal amount of the New Private Notes redeemed, if redeemed on or after August 19, 2025, in each case plus accrued and unpaid interest, if any, to, but not including, the redemption date and a make-whole premium set forth in the Private Notes Indenture. If the Company experiences certain change of control events, the Company must offer to repurchase the New Private Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The Private Notes Indenture contains covenants that, among other things, restrict the Company’s ability and the ability of its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock, make certain dividend payments, distributions, investments and other restricted payments, sell certain assets, agree to any restrictions on the ability of its restricted subsidiaries to make payments to the Company, create certain liens, merge, consolidate or sell all or substantially all of their assets and enter into certain transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications as described in the Private Notes Indenture.

The foregoing summary of the Private Notes Indenture, the New Private Notes, the Second Lien Collateral Trust Agreement and the First Lien/Second Lien Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Private Notes Indenture, the New Private Notes, the Second Lien Collateral Trust Agreement and the First Lien/Second Lien Intercreditor Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.3, 4.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Supplemental Indentures

In connection with the Exchange Offers and Consent Solicitations, the Company solicited the consent of the holders of each series of the Old Notes to, modify certain covenants and other provisions of the 2023 Notes Indenture (as defined below) and the 2024 Notes Indenture (as defined below) necessary or advisable to effect the Transactions; ensure that all indebtedness and liens and other transactions and matters permitted under the Registered Notes Indenture are also permitted under the 2023 Notes Indenture and the 2024 Notes Indenture; and generally ensure that the 2023 Notes Indenture and the 2024 Notes Indenture are no more restrictive than the

Registered Notes Indenture in any material respect. The Company received the requisite consents from holders of each series of Old Notes on or prior to the expiration date of the Exchange Offers and Consent Solicitations and, accordingly, have entered into the following supplemental indentures:

(i)

Second Supplemental Indenture, dated as of August 19, 2022 (the “2023 Notes Supplemental Indenture”), by and among the Company, the Guarantors and the Trustee, to that certain Indenture, dated as of March 19, 2013 (as supplemented to date, the “2023 Notes Indenture”), by and among the Company, the guarantors named therein and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, governing the 2023 Notes; and

(ii)

Third Supplemental Indenture, dated as of August 19, 2022 (the “2024 Notes Supplemental Indenture”), by and among the Company, the Guarantors and the Trustee, to that certain Indenture, dated as of September 24, 2014 (the “2024 Notes Base Indenture”), by and among the Company and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, as supplemented by that certain First Supplemental Indenture, dated September 25, 2014 (the “Existing 2024 Notes Supplemental Indenture,” and together with the 2024 Notes Base Indenture, the “2024 Notes Indenture”), by and among the Company, the guarantors named therein and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, governing the 2024 Notes.

In addition, pursuant to the Private Exchange, participating holders delivered their consents with respect to a series of amendments to the 2026 Notes Indenture (as defined below) to, modify certain covenants and other provisions of the 2026 Notes Indenture necessary or advisable to effect the Transactions; ensure that all indebtedness and liens and other transactions and matters permitted under the Private Notes Indenture are also permitted under the 2026 Notes Indenture; and generally ensure that the 2026 Notes Indenture is no more restrictive than the Private Notes Indenture in any material respect. The Company received the requisite consents from holders of each series of Old Notes prior to the settlement of the Private Exchange and, accordingly, have entered into the following supplemental indenture:

(i)

Fourth Supplemental Indenture, dated as of August 19, 2022 (the “2026 Notes Supplemental Indenture,” and together with the 2023 Notes Supplemental Indenture and the 2024 Notes Supplemental Indenture, the “Consent Supplemental Indentures”), by and among the Company, the Guarantors and the Trustee, to the 2024 Notes Base Indenture, as supplemented by that certain Second Supplemental Indenture, dated April 18, 2016 (the “Existing 2026 Notes Supplemental Indenture,” and together with the 2024 Notes Base Indenture, the “2026 Notes Indenture”), by and among the Company, the guarantors named therein and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, governing the 2026 Notes.

Each Consent Supplemental Indenture became effective upon execution thereof by the parties thereto and became operative on August 19, 2022 (the settlement date of the Exchange Offers and Consent Solicitations and the Private Exchange).

The foregoing summary of the 2023 Notes Supplemental Indenture, 2024 Notes Supplemental Indenture and the 2026 Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the 2023 Notes Supplemental Indenture, 2024 Notes Supplemental Indenture and the 2026 Notes Supplemental Indenture, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.5, 4.6 and 4.7 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On August 22, 2022, the Company issued a press release announcing that on Friday, August 19, 2022, it successfully closed the Transactions to comprehensively address the substantial majority of the Company’s outstanding debt. As previously disclosed, the Company’s new outstanding debt maturities are approximately $126 million in 2023; approximately $170 million in 2024; approximately $341 million in 2026; approximately $1.1 billion in 2027; and approximately $526 million in 2028. Following the Transactions, the Company has approximately $200 million in domestic unrestricted cash and cash equivalents and total liquidity of approximately $375 million. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

4.1	Indenture, dated as of August 19, 2022, among The GEO Group, Inc., the guarantors named therein and Ankura Trust Company, LLC, as trustee and second lien collateral trustee, relating to the 10.500% Senior Second Lien Secured Notes due 2028.

4.2	Form of 10.500% Senior Second Lien Secured Notes due 2028 (included in Exhibit 4.1).

4.3	Indenture, dated as of August 19, 2022, among The GEO Group, Inc., the guarantors named therein and Ankura Trust Company, LLC, as trustee and second lien collateral trustee, relating to the 9.500% Senior Second Lien Secured Notes due 2028.

4.4	Form of 9.500% Senior Second Lien Secured Notes due 2028 (included in Exhibit 4.3).

4.5	Supplemental Indenture, dated as of August 19, 2022, among The GEO Group, Inc., the guarantors named therein and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, to the Indenture, dated as of March 19, 2013, among The GEO Group, Inc., the guarantors named therein and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, relating to the 5.125% Senior Notes due 2023.

4.6	Supplemental Indenture, dated as of August 19, 2022, among The GEO Group, Inc., the guarantors named therein and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, to the Indenture, dated as of September 24, 2014, among The GEO Group, Inc. and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, relating to the 5.875% Senior Notes due 2024.

4.7	Supplemental Indenture, dated as of August 19, 2022, among The GEO Group, Inc., the guarantors named therein and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, to the Indenture, dated as of September 24, 2014, among The GEO Group, Inc. and Regions Bank (successor to Wells Fargo Bank, National Association), as trustee, relating to the 6.000% Senior Notes due 2026.

10.1*	Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of August 19, 2022, by and among the lenders party thereto (including pursuant to a borrower assignment agreement), The GEO Group, Inc., GEO Corrections Holdings, Inc. and BNP Paribas, as administrative agent for the lenders under the existing credit agreement.

10.2*	Amendment No. 5 to Third Amended and Restated Credit Agreement and Agency Resignation and Appointment Agreement, dated as of August 19, 2022, by and among The GEO Group, Inc., GEO Corrections Holdings, Inc., the guarantors party thereto, the revolving credit lenders party thereto, the term lenders party thereto, the issuing lenders and the swingline lender, BNP Paribas, as the existing administrative agent for lenders under the existing credit agreement, Alter Domus Products Corp., as the new administrative agent for the lenders under the amended credit agreement, and Alter Domus Products Corp., as the administrative agent for the lenders under the exchange credit agreement.

10.3	Credit Agreement, dated as of August 19, 2022 among The GEO Group, Inc. and GEO Corrections Holdings, Inc., as borrowers, the lenders referred to therein and Alter Domus Products Corp., as administrative agent.

10.4	First Lien Pari Passu Intercreditor Agreement, dated as of August 19, 2022 among Alter Domus Products Corp., as exchange credit facility agent for the exchange credit facility secured parties, Alter Domus Products Corp., as existing credit facility agent for the existing credit facility secured parties and each additional senior representative from time to time party thereto, and acknowledged by The GEO Group, Inc. and GEO Corrections Holdings, Inc. as borrowers and the other grantors.

10.5	Second Lien Collateral Trust Agreement, dated as of August 19, 2022, among The GEO Group, Inc., the other grantors from time to time party thereto, Ankura Trust Company, LLC, as indenture trustee, Ankura Trust Company, LLC, as private exchange notes indenture trustee, and Ankura Trust Company, LLC as second lien collateral trustee.

10.6	First Lien/Second Lien Intercreditor Agreement, dated as of August 19, 2022, among Alter Domus Products Corp., as exchange credit facility agent for the exchange credit facility secured parties, Alter Domus Products Corp., as existing credit facility agent for the existing credit facility secured parties Ankura Trust Company, LLC, as second lien secured notes collateral trustee, each additional representative from time to time thereto, and acknowledged by The GEO Group, Inc. and GEO Corrections Holdings, Inc., as borrowers and the other grantors.

99.1	Press Release, dated August 22, 2022.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*

Certain portions of these Exhibits have been omitted in accordance with Regulation S-K Item 601 because they are both (i) not material to investors and (ii) the type of information that the Registrant customarily and actually treats as private or confidential, and have been marked with ‘‘[***]’’ to indicate where omissions have been made. The Registrant agrees to furnish supplementally an unredacted copy of the Exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

	By:	/s/ Brian R. Evans
Date: August 25, 2022		Brian R. Evans Senior Vice President and Chief Financial Officer